UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2021

Urovant Sciences Ltd.

(Exact name of Registrant as Specified in Its Charter)

Bermuda	001-38667	98-1463899
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1, 3rd Floor 11-12 St. James’s Square London SW1Y 4LB United Kingdom		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

+44 (0) 207 400 3347

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.000037453 par value	UROV	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.  Entry into a Material Definitive Agreement.

On February 5, 2021, in connection with Urovant Sciences Ltd.’s (“Company”) previously disclosed debt financing agreement with Sumitomo Dainippon Pharma Co., Ltd. (“Sumitomo”), as lender, dated December 27, 2019 (“Sumitomo Loan Agreement”), Sumitomo agreed to amend the Sumitomo Loan Agreement to increase the maximum principal amount of the unsecured revolving debt financing facility from $300 million to $425 million.  The proceeds of the loan will be used solely for working capital or other general corporate purposes incurred during any calendar quarter in accordance with our annual budget.

As previously disclosed, the Sumitomo Loan Agreement originally provided for a $300 million unsecured revolving debt financing facility, approximately $268 million of which is currently outstanding.  Additional funds may be drawn down by us no more than once any calendar quarter, subject to certain terms and conditions. Interest on the outstanding loans is payable quarterly, and the principal is due and payable in full on the five-year anniversary of the closing date of the Sumitomo Loan Agreement.

Form 8-K filed on December 30, 2019 is incorporated herein by reference. The description of the Sumitomo Loan Agreement contained herein does not purport to be complete, and is qualified in its entirety by reference to the complete text of the Sumitomo Loan Agreement filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 30, 2019.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1	First Amendment to Loan Agreement, dated February 5, 2021, by and between Sumitomo Dainippon Pharma Co., Ltd. and Urovant Sciences Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Urovant Sciences Ltd.

Dated: February 9, 2021
	By:	/s/ Christine G. Ocampo
Christine G. Ocampo
Principal Accounting Officer